Putnam
Florida
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The dramatic twists and turns of the economy and the bond market during the first half of Putnam Florida Tax Exempt Income Fund's fiscal year provided plenty of challenges for Fund Manager Richard Wyke and the credit team that supports him.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp decline in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that in the face of these dramatic turns, Florida's municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Rick discusses in detail the environment in which the team worked and reviews the strategy they used within that framework, both before and after the attacks. He is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Richard P. Wyke

In a rallying market for municipal bonds during the six month period ending November 30, 2001, Florida Tax Exempt Income Fund's performance was quite competitive with its benchmark index, the Lehman Municipal Bond Index (see page 6). The economy's deterioration and then free fall after the terrorist attacks of September 11 spurred the Fed to five more reductions in short term interest rates during the period. While equity markets began to reassert themselves in the last two months of the period, they remained volatile as mixed economic news and headlines from the war on terrorism kept investors anxious. Meanwhile, bond markets were benefiting from a substantial increase in investor demand as well as the interest rate declines. These favorable trends are reflected in your fund's results.

Total return for 6 months ended 11/30/01

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   3.99%  -0.98%    3.66%  -1.35%    3.84%   0.44%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* A BALANCE OF CREDIT QUALITY AND RESEARCH BENEFITED THE FUND

Your fund's performance in the first half of the fiscal period benefited from its diversification across bonds with high credit quality as well as sub-investment grade bonds. In the months before September, the sub-investment grade bonds generated strong results. After the September 11 tragedies, however, the market showed an aversion to risk and favored bonds with high credit ratings. For much of September and part of October, credit yield spreads, or the difference in yield between lower and higher quality bonds, widened dramatically with prices of lower-rated bonds falling as a result.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care             30.9%

Education               15.7%

Utilities               15.3%

Transportation           7.4%

Waste management         3.8%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.


The fund also benefited from a slightly longer duration than its competitors as interest rates continued to fall over the period. Duration is an indication of a bond's price sensitivity to interest rate movements, measured in years. The longer a bond fund's duration, the more sensitive it will be to changes in interest rates. The fund's competitive standing declined slightly in November as the equity market's rally solidified on preliminary signs of an economic recovery forecast for next year. Investor anxiety abated somewhat and safety and high quality became less of a preoccupation.

Overall, we believe very few portfolio changes have been necessary in the six months since our last report. The fund maintained its weighting of 70% in high quality (AA or better) bonds and relied on holdings we had found earlier through our research in the sub investment grade categories. Midway through calendar year 2000, we had anticipated the narrowing of credit yield spreads and set out to research and judiciously select lower-rated investments to take advantage of in the months ahead. That work continued to pay off into the third quarter of this year. For example, in August of 2000, we bought $3 million worth of bonds with a coupon of 6.15% and a maturity of 2004, issued for the Maple Ridge Community Development District, a 48.4-acre development located in coastal Broward County. There were three factors that led to our decision to buy. First, the development was already well established with 50% of the houses already under construction, which greatly reduced the risk of project abandonment. Second, the bond structure was attractive as the issuing authority agreed to create an escrow fund with sale proceeds, instead of using these proceeds to pay back bond principal. This structure eliminated the uncertainty regarding when creditors would receive cash flows and offered the possibilities of appreciation and a credit rating upgrade if sales were strong. Finally, the location was attractive as this section of Broward County was projected to see above-average population growth. As we anticipated, the housing sales were strong and the bond's price appreciated.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 61.6%

Aa/AA -- 10.3%

A -- 7.4%

Baa/BBB -- 12.5%

Ba/BB -- 7.8%

B -- 0.4%

Footnote reads:
*Data calculated as a percentage of market value as of 11/30/01. A bond rated
 BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* FLORIDA POPULATION GROWTH SHAPED SECTOR ISSUANCE IN STATE

Land development or "dirt" deals have been doing well in Florida recently. Despite the poor national economy, low interest rates have kept mortgages affordable for the multitudes of fair weather fans and retirees that flock to the Sunshine State to settle each year. Between 1980 and 1990, the population of Florida grew by 30%. Between 1990 and 2000, the population grew 20% more. As we invest in this surging demand for housing of all types, we look to diversify geographically around the state. Tampa, Tallahassee, Jacksonville/Orange County and Orlando provide investment opportunities and varied economic bases to spread risk in this dynamic sector.

Equally important to the Florida population and economy is the health-care industry, currently the largest industry sector in the portfolio. The Florida health-care market is highly competitive but the growth of the elder-care population in the state is an overwhelming positive for the industry. We have been historically very selective in this competitive arena and we own mostly investment-grade bonds. Our holdings in Gulf Breeze Hospital, North Broward Hospital District and H. Lee Moffit Cancer Center have performed steadily this year. All have benefited from a narrowing of credit yield spreads which had the effect of boosting investment-grade bond prices.

Although early indications show that tourism and travel are likely to be affected this winter by the terrorist attacks in September and the poor national economy, Florida's economic health remains relatively stable. Unemployment rates in the state have run below the national averages this fall and economists are predicting a peak of 6% this summer, as layoffs continue mostly in the tourism and transportation industries. The state's greatest revenue generator, the sales tax, will be watched closely as government deals with an expected deficit of $1 billion. The state has $1 billion in reserves and analysts are predicting that it should not have any problems meeting its obligations.

* ENVIRONMENT EXPECTED TO BE FAVORABLE FOR FUND IN COMING MONTHS

Because of the significant slowing in the economy, we have been even more selective than usual in choosing bonds. We have focused much more on conducting diligent analysis for each issue than on picking the right sector. We believe your fund is well positioned for 2002 because of our emphasis on research and our careful selection of lower-rated bonds. It appears that the economic downturn, which many analysts believe started over a year ago, may be approaching its latter stages as this report is being written. In fact, if anything, the events of September 11, and the enormously negative sentiment that immediately followed, has accelerated the course of the recession, according to many prominent economists. The jump in short-term Treasury yields in early November certainly indicated that investors are expecting growth to resume sometime in 2002. If, as we believe, the economy strengthens in 2002, lower-rated sectors in both the taxable and tax-free bond markets should be the primary beneficiaries. We are also expecting that the Treasury yield curve will become even steeper, as the Fed lowers rates further in the face of continuing unemployment and slow growth through the first half of the year. Couple this with low inflation throughout the year and we believe there will be a favorable backdrop for tax-exempt markets in fiscal 2002.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. While Treasuries and municipal bonds guarantee principal and interest, mutual funds that invest in these securities are not guaranteed.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Florida Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal income tax consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                     Class A         Class B          Class M
(inception dates)   (8/24/90)       (1/4/93)         (5/1/95)
                   NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          3.99%  -0.98%   3.66%  -1.35%   3.84%   0.44%
------------------------------------------------------------------------------
1 year            8.41    3.25    7.71    2.71    8.09    4.61
------------------------------------------------------------------------------
5 years          29.35   23.22   25.24   23.24   27.55   23.41
Annual average    5.28    4.27    4.60    4.27    4.99    4.30
------------------------------------------------------------------------------
10 years         83.47   74.79   71.10   71.10   77.75   72.00
Annual average    6.26    5.74    5.52    5.52    5.92    5.57
------------------------------------------------------------------------------
Annual average
(life of fund)    6.76    6.31    6.00    6.00    6.40    6.09
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/01

                          Lehman Municipal         Consumer
                             Bond Index           price index
------------------------------------------------------------------------------
6 months                       3.84%                 0.06%
------------------------------------------------------------------------------
1 year                         8.76                  1.95
------------------------------------------------------------------------------
5 years                       34.44                 11.91
Annual average                 6.10                  2.28
------------------------------------------------------------------------------
10 years                      96.06                 28.88
Annual average                 6.96                  2.57
------------------------------------------------------------------------------
Annual average
(life of fund)                 7.46                  2.70
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/01

                         Class A           Class B            Class M
------------------------------------------------------------------------------
Distributions
(number)                    6                 6                  6
------------------------------------------------------------------------------
Income                  $0.223505         $0.192985          $0.209467
------------------------------------------------------------------------------
Capital gains 1             --                --                 --
------------------------------------------------------------------------------
  Total                 $0.223505         $0.192985          $0.209467
------------------------------------------------------------------------------
Share value:           NAV     POP           NAV            NAV     POP
------------------------------------------------------------------------------
5/31/01               $9.15   $9.61         $9.15          $9.15   $9.46
------------------------------------------------------------------------------
11/30/01               9.29    9.75          9.29           9.29    9.60
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                 4.73%   4.50%         4.06%          4.42%   4.28%
------------------------------------------------------------------------------
Taxable
equivalent 3           7.77    7.39          6.67           7.26    7.03
------------------------------------------------------------------------------
Current
30-day SEC
yield 4                4.13    3.94          3.47           3.83    3.70
------------------------------------------------------------------------------
Taxable
equivalent 3           6.78    6.47          5.70           6.29    6.08
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.1% 2001 federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                       Class A         Class B           Class M
(inception dates)     (8/24/90)        (1/4/93)         (5/1/95)
                     NAV     POP      NAV    CDSC      NAV    POP
------------------------------------------------------------------------------
6 months            2.07%  -2.81%    1.75%  -3.24%    1.92%  -1.41%
------------------------------------------------------------------------------
1 year              4.63   -0.37     3.97   -1.02     4.32    0.92
------------------------------------------------------------------------------
5 years            28.57   22.42    24.51   22.51    26.79   22.64
Annual average      5.15    4.13     4.48    4.14     4.86    4.17
------------------------------------------------------------------------------
10 years           77.57   69.10    65.57   65.57    72.05   66.37
Annual average      5.91    5.39     5.17    5.17     5.58    5.22
------------------------------------------------------------------------------
Annual average
(life of fund)      6.61    6.15     5.85    5.85     6.24    5.94
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (98.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Colorado (0.9%)
-------------------------------------------------------------------------------------------------------------------
$         2,535,000 Colorado Dept. of Trans. Rev. Bonds,
                    Ser. A, MBIA, 5 1/4s, 6/15/10                                         Aaa         $   2,734,631

Florida (82.8%)
-------------------------------------------------------------------------------------------------------------------
                    Brevard Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Courtenay Springs)
          2,000,000 7 3/4s, 11/15/17                                                      AAA/P           2,312,500
          2,345,000 7 1/2s, 11/15/09                                                      AAA/P           2,696,750
          3,500,000 Broward Cnty., Rev. Bonds
                    (Wheelaborator), Ser. A, 5s, 12/1/06                                  AA-             3,618,125
          3,010,000 Cap. Project Fin. Auth. Rev. Bonds, MBIA,
                    5s, 10/1/31                                                           Aaa             2,942,275
                    Dade Cnty., Professional Sports
                    Franchise Fac. Tax. Rev. Bonds, MBIA
          2,500,000 5 3/4s, 4/1/13                                                        Aaa             2,753,125
          8,000,000 4 3/4s, 10/1/30                                                       Aaa             7,400,000
          2,750,000 Escambia Cnty., Hlth. Facs. Auth. Rev.
                    Bonds (Ascension Hlth. Credit),
                    Ser. A-1, 5 3/4s, 11/15/29                                            Aaa             2,915,000
          2,335,000 Escambia Cnty., Single Fam. Hsg. Fin.
                    Auth. Mtge. Rev. Bonds (Multi-Cnty.
                    Program), Ser. A, GNMA Coll., 5s,
                    10/1/24                                                               Aaa             2,389,055
          5,500,000 Escambia Cnty; Poll. Control Rev. Bonds
                    (Champion Intl. Corp.), 6.9s, 8/1/22                                  Baa2            5,768,125
          1,300,000 FL Cap. Region Cmnty. Dev. Dist. Special
                    Assmt. Rev. Bonds, Ser. B, 5.95s, 5/1/06                              BB-/P           1,306,500
          3,210,000 FL. Hsg. Fin. Corp. Rev. Bonds
                    (Noah's Landing Apts.), Ser. H-1, FSA,
                    5 3/8s, 12/1/41                                                       AAA             3,129,750
          9,000,000 FL State Board of Ed. Cap. Outlay G.O.
                    Bonds (Pub. Ed.), Ser. A, 4 3/4s, 6/1/28                              AA+             8,381,247
          7,000,000 FL State Board of Ed. G.O. Bonds, 6.4s,
                    6/1/19 (SEG)                                                          AA+             7,222,600
          5,000,000 FL State Board of Ed. Rev. Bonds, Ser. B,
                    FGIC, 5 3/4s, 7/1/10                                                  Aaa             5,568,750
          6,745,000 FL State Board of Fins. Rev. Bonds, FSA,
                    8 1/4s, 7/1/13 (acquired 9/2/98,
                    cost $8,719,396) (RES)                                                AAA/P           8,566,150
          3,540,000 FL State Mid-Bay Bridge Auth. Rev.
                    Bonds, Ser. A, 6.1s, 10/1/22                                          Aaa             3,628,500
          2,000,000 FL State Muni. Pwr. Agcy. IFB, AMBAC,
                    9.39s, 10/1/20 (acquired 7/10/92,
                    cost $2,101,200) (RES)                                                Aaa             2,228,720
          2,000,000 Fleming Island Plantation Cmnty. Dev.
                    Dist. Special Assmt. Rev. Bond, Ser. B,
                    7 3/8s, 5/1/31                                                        BB+/P           2,167,500
          3,000,000 Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
                    7 1/4s, 10/1/29                                                       BB+/P           3,056,250
                    Hillborough Cnty., Indl. Dev. Auth. Poll.
                    Control Rev. Bonds (Tampa Elec. Co.)
          2,500,000 Ser. 91, 7 7/8s, 8/1/21                                               A1              2,584,500
          3,645,000 6 1/4s, 12/1/34                                                       A1              3,827,250
          4,725,000 Hillsborough Cnty. Rev. Bonds
                    (Jail project), Ser. A, FGIC, 4 3/4s,
                    11/1/25                                                               Aaa             4,423,781
                    Jacksonville, Hlth. Fac. Auth. Indl. Dev.
                    Rev. Bonds (Cypress Village)
          1,350,000 7s, 12/1/22                                                           Baa2            1,395,077
          3,650,000 7s, 12/1/14                                                           Baa2            3,771,874
          5,000,000 Lee Cnty. Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 8.867s,
                    3/26/20                                                               Aaa             5,240,800
          7,000,000 Lee Cnty. Rev. Bonds, MBIA, 5s, 10/1/06                               Aaa             7,350,000
          9,000,000 Lee Cnty., Indl. Dev. Auth. Hlthcare Fac.
                    Rev. Bonds (Shell Point Village), Ser. A,
                    5 1/2s, 11/15/29                                                      BBB-            8,066,250
          5,250,000 Lee Cnty., Indl. Dev. Auth. Hlthcare Facs.
                    Rev. Bonds (Cypress Cove Hlth. Pk.),
                    Ser. A, 6 3/8s, 10/1/25                                               BB-/P           4,803,750
                    Leesburg, Hosp. Rev. Bonds (Leesburg
                    Regl. Med. Ctr.)
          1,000,000 Ser. 91-A, 7 1/2s, 7/1/21                                             AAA/P           1,051,310
          2,065,000 6 1/8s, 7/1/18                                                        A               2,106,300
          3,000,000 Maple Ridge Cmnty. Dev. Special Assmt.
                    Rev. Bonds, Ser. B, 6.15s, 11/1/04                                    BBB-/P          3,097,500
          2,750,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s,
                    12/15/25                                                              Baa3            2,897,813
            600,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
                    Bonds (Mount Sinai Med. Ctr.), Ser. A,
                    6.8s, 11/15/31                                                        Baa3              576,000
          2,500,000 North Broward, Hosp. Dist. Rev. Bonds,
                    6s, 1/15/31                                                           A3              2,571,875
                    Oakstead Cmnty. Dev. Dist. Cap. Impt.,
                    Rev. Bonds
          1,000,000 Ser. A, 7.2s, 5/1/32                                                  BB/P            1,037,500
          2,000,000 Ser. B, 6 1/2s, 5/1/07                                                BB/P            2,045,000
          4,000,000 Orange Cnty., Hlth. Facs. Auth. IFB,
                    9.512s, 10/1/14 (acquired 4/19/95,
                    cost $5,273,120) (RES)                                                BBB+/P          5,815,000
          5,000,000 Orange Cnty., Hlth. Facs. Auth. Rev.
                    Bonds (Orlando Regl. Hlthcare),
                    MBIA, 6 1/4s, 10/1/18                                                 Aaa             5,737,500
         10,000,000 Orange Cnty., School Board COP, Ser. A,
                    5 3/8s, 8/1/22                                                        Aaa            10,175,000
          5,950,000 Orlando, Util. Comm. Wtr. & Swr. Fin.
                    Syst. Rev. Bonds, Ser. D, 6 3/4s, 10/1/17                             Aa2             7,169,750
          1,689,000 Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Cmnty. Provider Pooled Loan
                    Program), Ser. A, FSA, 7 3/4s, 7/1/10                                 Aaa             1,716,294
            155,000 Palm Beach Cnty., Mtge. Rev. Bonds,
                    Ser. A, GNMA Coll., 7.2s, 10/1/24                                     Aaa               158,622
          5,000,000 Palm Beach Cnty., School Board COP,
                    Ser. A, AMBAC, 6 3/8s, 8/1/15                                         Aaa             5,506,250
          5,000,000 Pinellas Cnty., Poll. Control Rev. Bonds
                    (FL Pwr. Corp.), 7.2s, 12/1/14                                        A2              5,133,550
          7,230,000 Port Everglades, Auth. Rev. Bonds
                    (FL Port Impt.), 7 1/8s, 11/1/16                                      Aaa             8,829,638
          2,390,000 Santa Rosa Cnty., Hlth Fac. Auth. Rev.
                    Bonds (Gulf Breeze Hosp. Inc.), Ser. A,
                    6.2s, 10/1/14                                                         BBB+            2,431,825
                    Sarasota Cnty., Pub. Hosp. Board Rev.
                    Bonds (Sarasota Memorial Hosp.),
                    Ser. B, MBIA
          2,000,000 5 1/4s, 7/1/16                                                        Aaa             2,090,000
          2,000,000 5 1/4s, 7/1/15                                                        Aaa             2,097,500
          2,000,000 5 1/4s, 7/1/14                                                        Aaa             2,115,000
          2,675,000 SCA Tax Exempt Trust Multi-Fam. Mtge.
                    Rev. Bonds, Ser. A-1, FSA, 7.05s, 1/1/30                              Aaa             2,828,813
          4,840,000 Sumter Cnty., School Dist. Rev. Bonds
                    (Multi Dist. Loan Program), FSA,
                    7.15s, 11/1/15                                                        Aaa             6,068,150
          2,395,000 Tallahassee, Energy Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 10/1/12                                               Aaa             2,568,638
          3,000,000 Tampa Hosp. Rev. Bonds (Cap. Impt.-H.
                    Lee Moffit), Ser. A, 5 3/4s, 7/1/29                                   A               3,022,500
          6,000,000 Tampa Rev. Bonds (Allegany Hlth. Syst.
                    St. Joseph), MBIA, 6 1/2s, 12/1/23                                    Aaa             6,750,000
          5,800,000 Tampa, Util. Tax Rev. Bonds, AMBAC,
                    zero %, 10/1/17                                                       Aaa             2,602,750
          2,500,000 Tampa, Util. Tax & Special Rev. Bonds,
                    AMBAC, 6s, 10/1/06                                                    AAA             2,781,250
                    Tampa Bay Wtr. Util. Syst. Rev. Bonds
          2,000,000 FGIC, 6s, 10/1/29                                                     Aaa             2,287,500
          4,355,000 FGIC, 5 3/4s, 10/1/15                                                 Aaa             4,888,488
          1,000,000 Ser. A, FGIC, 5s, 10/1/28                                             Aaa               980,000
          3,145,000 Vista Lakes Cmnty. Dev. Dist. Cap.
                    Impt. Rev. Bonds, Ser. B, 6.35s, 5/1/05                               BB+/P           3,200,038
          1,900,000 Walnut Creek Cmnty. Dev. Dist. Special
                    Assmt. Rev. Bonds, Ser. B, 6.4s, 5/1/05                               BB/P            1,923,750
          2,920,000 Waterlefe Cmnty., Dev. Dist. Rev. Bonds,
                    Ser. B, 6 1/4s, 5/1/10                                                BB/P            2,963,800
          5,000,000 Winter Haven, Util. Syst. Rev. Bonds,
                    MBIA, 4 3/4s, 10/1/28                                                 Aaa             4,650,000
                                                                                                      -------------
                                                                                                        241,389,108

Louisiana (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp.
                    Project), 8 5/8s, 12/1/30                                             B+/P            1,022,500

Massachusetts (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MA State Rev. Bonds (Winchester
                    Hosp.), Ser. E, 6 3/4s, 7/1/30                                        BBB             2,107,500

Ohio (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,150,000 Cleveland, G.O. Bonds, AMBAC, 5.2s,
                    9/1/06                                                                Aaa             4,466,438

Pennsylvania (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 PA State G.O. Bonds, Ser. 1, 5s, 1/15/05                              Aa2             3,157,500

Puerto Rico (5.9%)
-------------------------------------------------------------------------------------------------------------------
          5,280,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
                    Rev. Bonds, Ser. Z, MBIA, 6 1/4s, 7/1/15                              Aaa             6,237,000
          5,950,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev.
                    Bonds, Ser. A, FSA, 6s, 7/1/12                                        AAA             6,872,250
          3,800,000 PR Indl. Tourist Edl. Med. & Environ.
                    Control Fac. Fing. Auth. Hosp. Rev.
                    Bonds (Auxilio Muto Obligation
                    Group), Ser. A, MBIA, 6 1/4s, 7/1/16                                  Aaa             4,165,750
                                                                                                      -------------
                                                                                                         17,275,000

South Carolina (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 SC Tobacco Settlement Rev. Mgt. Rev.
                    Bonds, Ser. B, 6 3/8s, 5/15/28                                        A1              2,120,000

Tennessee (3.6%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Elizabethton, Hlth. & Edl. Facs. Board
                    Rev. Bonds (Hosp. Ref. & Impt.),
                    Ser. B, MBIA, 5 3/4s, 7/1/23                                          Aaa            10,500,000

Texas (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Houston, Hotel Occupancy Rev. Bonds
                    (Convention & Entertainment), Ser. A,
                    AMBAC, 5 1/4s, 9/1/09                                                 Aaa         $   2,142,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $276,303,873) (b)                                         $ 286,915,177
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $291,555,807.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $276,303,873, resulting in gross unrealized appreciation and depreciation of $13,006,072 and $2,394,768, respectively, or net unrealized appreciation of $10,611,304.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2001 was $16,609,870 or 5.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2001.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 2001.

      The fund had the following industry group concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

         Health care         30.9%
         Education           15.7
         Utilities           15.3

      The fund had the following insurance concentrations greater than 10% at November 30, 2001
      (as a percentage of net assets):

         MBIA                25.0%
         FSA                 10.0

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2001
                               Aggregate Face   Expiration     Unrealized
                 Total Value       Value          Date        Depreciation
------------------------------------------------------------------------------
Municipal Bond
Future (Long)    $3,597,625      $3,657,748      Dec-01        $(60,123)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $276,303,873) (Note 1)                                        $286,915,177
-------------------------------------------------------------------------------------------
Cash                                                                                561,833
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,635,796
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              705,873
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              5,312
-------------------------------------------------------------------------------------------
Total assets                                                                    292,823,991

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               365,291
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          297,743
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        367,412
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           73,069
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        15,486
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,432
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              123,345
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               24,406
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,268,184
-------------------------------------------------------------------------------------------
Net assets                                                                     $291,555,807

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $283,430,023
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (64,816)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                             (2,360,581)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       10,551,181
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $291,555,807

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($224,826,941 divided by 24,195,758 shares)                                           $9.29
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.29)*                                $9.75
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($65,788,105 divided by 7,081,242 shares) +                                           $9.29
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($940,761 divided by 101,284 shares)                                                  $9.29
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.29)**                               $9.60
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2001 (Unaudited)
Tax exempt interest income:                                                     $ 8,242,651
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    735,650
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      135,200
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,724
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,241
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               223,244
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               297,683
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 2,078
-------------------------------------------------------------------------------------------
Other                                                                                55,111
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,458,931
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (43,447)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,415,484
-------------------------------------------------------------------------------------------
Net investment income                                                             6,827,167
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    359,481
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     431,331
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               3,590,621
-------------------------------------------------------------------------------------------
Net gain on investments                                                           4,381,433
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $11,208,600
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  6,827,167     $ 13,827,219
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                          790,812          347,240
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              3,590,621       16,313,592
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   11,208,600       30,488,051
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (5,341,512)     (10,589,725)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,445,526)      (3,192,693)
--------------------------------------------------------------------------------------------------
   Class M                                                                (18,582)         (26,094)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (3,028,726)       1,216,548
--------------------------------------------------------------------------------------------------
Total increase in net assets                                            1,374,254       17,896,087

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   290,181,553      272,285,466
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $64,816 and
$86,363, respectively)                                               $291,555,807     $290,181,553
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.15        $8.62        $9.30        $9.45        $9.14        $8.91
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .46          .47          .46          .47          .48
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14          .53         (.68)        (.16)         .32          .23
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .36          .99         (.21)         .30          .79          .71
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.46)        (.47)        (.45)        (.48)        (.48)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.46)        (.47)        (.45)        (.48)        (.48)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.29        $9.15        $8.62        $9.30        $9.45        $9.14
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.99*       11.61        (2.18)        3.20         8.80         8.12
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $224,827     $217,697     $200,961     $233,454     $237,910     $239,196
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .42*         .84          .86          .98          .96          .96
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.41*        5.04         5.35         4.87         5.06         5.28
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.74*       25.47        15.32        32.08        42.40        70.30
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.15        $8.62        $9.30        $9.45        $9.14        $8.91
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .40          .42          .40          .42          .42
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14          .53         (.68)        (.16)         .31          .23
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .33          .93         (.26)         .24          .73          .65
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.40)        (.42)        (.39)        (.42)        (.42)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.40)        (.42)        (.39)        (.42)        (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.29        $9.15        $8.62        $9.30        $9.45        $9.14
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.66*       10.89        (2.81)        2.56         8.10         7.42
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $65,788      $71,747      $70,805      $81,876      $71,925      $58,926
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .74*        1.49         1.51         1.63         1.61         1.61
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.08*        4.39         4.70         4.23         4.40         4.62
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.74*       25.47        15.32        32.08        42.40        70.30
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.15        $8.62        $9.29        $9.44        $9.14        $8.91
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .43          .45          .43          .45          .45
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14          .53         (.67)        (.16)         .30          .23
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .35          .96         (.22)         .27          .75          .68
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.43)        (.45)        (.42)        (.45)        (.45)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.43)        (.45)        (.42)        (.45)        (.45)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.29        $9.15        $8.62        $9.29        $9.44        $9.14
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.84*       11.28        (2.37)        2.88         8.36         7.80
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $941         $738         $520       $1,308       $1,244       $1,355
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .57*        1.14         1.16         1.28         1.26         1.26
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.25*        4.73         5.02         4.60         4.74         4.97
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.74*       25.47        15.32        32.08        42.40        70.30
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Florida Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of securities exempt from the Florida intangibles tax.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $2,389,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  264,000    May 31, 2004
         4,000    May 31, 2005
     2,121,000    May 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2001, the fund's expenses were reduced by $43,447 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $549 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $17,489 and $381 from the sale of class A and class M shares, respectively and $58,368 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received $1,048 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $28,963,504 and $27,780,920, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,062,910        $ 19,213,877
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  257,005           2,394,088
---------------------------------------------------------------------------
                                             2,319,915          21,607,965

Shares
repurchased                                 (1,909,125)        (17,759,002)
---------------------------------------------------------------------------
Net increase                                   410,790        $  3,848,963
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,162,930        $ 37,946,943
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  517,591           4,688,986
---------------------------------------------------------------------------
                                             4,680,521          42,635,929

Shares
repurchased                                 (4,201,792)        (38,204,625)
---------------------------------------------------------------------------
Net increase                                   478,729        $  4,431,304
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    542,691         $ 5,064,486
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   56,411             525,143
---------------------------------------------------------------------------
                                               599,102           5,589,629

Shares
repurchased                                 (1,358,743)        (12,661,304)
---------------------------------------------------------------------------
Net decrease                                  (759,641)       $ (7,071,675)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,548,971        $ 14,081,771
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               134,784           1,220,182
---------------------------------------------------------------------------
                                             1,683,755          15,301,953

Shares
repurchased                                 (2,056,611)        (18,703,642)
---------------------------------------------------------------------------
Net decrease                                  (372,856)       $ (3,401,689)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     19,426            $182,679
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,354              12,612
---------------------------------------------------------------------------
                                                20,780             195,291

Shares
repurchased                                       (141)             (1,305)
---------------------------------------------------------------------------
Net increase                                    20,639            $193,986
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     34,815           $ 315,879
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,648              14,895
---------------------------------------------------------------------------
                                                36,463             330,774

Shares
repurchased                                    (16,107)           (143,841)
---------------------------------------------------------------------------
Net increase                                    20,356           $ 186,933
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA046-76284  037/365/453  1/02